Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of EnerNOC, Inc. (the “Company”), for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Timothy G. Healy, Chief Executive Officer of the Company and Timothy Weller, Chief Financial Officer of the Company, do hereby certify, to such officer’s knowledge, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2011

By:	/s/ Timothy G. Healy Timothy G. Healy Chief Executive Officer

By:	/s/ Timothy Weller Timothy Weller Chief Financial Officer and Treasurer